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                                                                   EXHIBIT 10.15

                       FIRST VIRTUAL HOLDINGS INCORPORATED

                AMENDED AND RESTATED SHAREHOLDER RIGHTS AGREEMENT


      This Amended and Restated Shareholder Rights Agreement (the "AGREEMENT"), dated as of August 26, 1996, is entered into by and among First Virtual Holdings Incorporated, a Delaware corporation (the "COMPANY"), and the individuals and entities listed on Exhibit A attached hereto (collectively, the "SHAREHOLDERS").

                                 R E C I T A L S

      A. Those Shareholders designated as Series A Shareholders on Exhibit A hereto (the "SERIES A HOLDERS") are parties with the Company to the Series A Preferred Stock Purchase Agreement dated as of May 25, 1995 (the "SERIES A AGREEMENT"), the Shareholder designated as Series B Shareholder (the "SERIES B HOLDER") on Exhibit A hereto is a party with the Company to the Series B Preferred Stock Purchase Agreement (the "SERIES B AGREEMENT") dated as of December 22, 1995, the Shareholder designated as Series C Shareholder (the "SERIES C HOLDER") on Exhibit A hereto is a party with the Company to the Securities Purchase Agreement (the "SECURITIES AGREEMENT") dated as of July 5, 1996, and the Shareholder Designated as Series D Shareholder (the "SERIES D HOLDER") on Exhibit A hereto is a party with the Company to the Series D Preferred Stock Purchase Agreement (the "SERIES D AGREEMENT") dated as of August 26, 1996 (the "CLOSING DATE").

      B. The Company, the Series A Holders, the Series B Holder and the Series C Holder are parties to a Shareholder Rights Agreement dated July 3, 1996 (the "PRIOR SHAREHOLDER RIGHTS AGREEMENT").

      C. In order to induce the Series D Holder to enter into the Series D Agreement, the parties to the Prior Shareholder Rights Agreement wish to amend and restate such agreement to allow the Series D Holder to become a party to such agreement.

      NOW THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereto agree that the Prior Shareholder Rights Agreement shall be amended and restated in its entirety to read as follows:

      1. Certain Definitions. As used in this Agreement, the terms defined in the preamble to this Agreement shall have the meanings given therein and the following terms shall have the following respective meanings:

            "Commission" shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.
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            "Holder" shall mean any holder of Registrable Securities or Rubin
Securities.

            "Founders" shall mean Tawfiq N. Khoury and Lee H. Stein.

            "Founder Securities" shall mean the shares of Common Stock acquired by Lee H. Stein, June L. Stein, Tawfiq N. Khoury and Richel G. Khoury, trustees of the TNKRGK Family T/D 12/23/76, Jason B. Khoury, trustee of the Jason B. Khoury T/D 1/27/87, Brian N. Khoury, trustee of the Brian N. Khoury T/D 1/27/87, Noelle F. Khoury, trustee of the Noelle F. Khoury T/D 1/27/89 on March 11, 1994, and any additional shares of Common Stock issued with respect to such shares upon any stock split, stock dividend, recapitalization or similar event, provided that the Founder Securities shall cease to be Founder Securities if (i) such securities are sold in the public market pursuant to the Company's IPO or otherwise or (ii) as to any such securities at such time as the holder thereof may sell all such securities in a three month period pursuant to Rule 144 or Rule 144(k) of the Securities Act.

            "Initiating Holders" shall mean Holders of thirty percent (30%) or more of the then outstanding Registrable Securities.

            "IPO" shall mean an underwritten public offering pursuant to an effective registration statement under the Securities Act, covering the initial offer and sale of Common Stock for the account of the Company to the public at an aggregate offering price to the public of not less than $10,000,000 and a per share price to the public of at least $7.50 per share (as adjusted for stock splits and like events after the Closing Date).

            "Preferred Stock" shall mean the Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred Stock.

            "Restricted Securities" shall mean the securities of the Company required to bear or bearing the legend set forth in Section 3 hereof.

            "Registrable Securities" shall mean shares of Common Stock issued pursuant to the Securities Agreement or issued or issuable upon conversion of the Preferred Stock (including the shares of Preferred Stock issuable upon exercise of any warrants to purchase Preferred Stock or Common Stock issuable upon exercise of warrants to purchase Common Stock issued pursuant to the Securities Agreement, to the extent that such warrants are exercisable, and shares issued with respect to such Registrable Securities in connection with stock splits stock dividends and similar events), provided that, Registrable Securities shall cease to be Registrable Securities if (x) such securities are sold in the public market pursuant to the Company's IPO or otherwise or (y) as to any such securities held by a Holder, at such time as such Holder may immediately sell all such securities in a three month period pursuant to Rule 144 or Rule 144(k) of the Securities Act.

            The terms "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.


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            "Registration Expenses" shall mean all expenses incurred by the
Company in compliance with Sections 5, 6 and 8 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company which shall include any fees and disbursements for legal services provided by counsel for the Company on behalf of the Holders, blue sky fees and expenses for qualification or registration in not more than five states, and the expense of any audit of the Company's fiscal year-end financial statements incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

            "Rubin Securities" shall mean the shares of Common Stock acquired by Jon Rubin ("Rubin") pursuant to that certain Subscription Agreement dated September 16, 1994, between the Company and Rubin and any additional shares of Common Stock issued with respect to such shares upon any stock split, stock dividend, recapitalization or similar event, provided that Rubin Securities shall cease to be Rubin Securities if (i) such securities are sold in the public market pursuant to the Company's IPO or otherwise or (ii) as to any such securities at such time as the holder thereof may sell all such securities in a three month period pursuant to Rule 144 or Rule 144(k) of the Securities Act.

            "Securities Act" shall mean the Securities Act of 1933, as amended.

            "Exchange Act" shall mean the Securities Exchange of 1934, as amended.

            "Selling Expenses" shall mean all underwriting discounts, selling commissions and expense allowances applicable to the sale of Registrable Securities and all fees and disbursements of counsel for any Holder (other than the fees and disbursements of the Company's counsel included in Registration Expenses, and the fees of one special counsel to the Holders and holders of Founder Securities, which shall be borne by the Company).

            "Series A Preferred" shall mean shares of Series A Preferred Stock of the Company.

            "Series B Preferred" shall mean shares of Series B Preferred Stock of the Company.

            "Series C Preferred" shall mean shares of Series C Preferred Stock of the Company.

            "Series D Preferred" shall mean shares of Series D Preferred Stock of the Company.

            "Shares" shall mean all Registrable Securities, Founder Securities and Rubin Securities.

      2. Restrictions on Transferability. The Restricted Securities shall not be transferred except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. Any transferee of Restricted Securities shall take and hold those securities subject to the provisions and upon the conditions specified in this Agreement.

      3. Restrictive Legend. Each certificate representing (i) the Shares, and
(ii) shares of the Company's Common Stock issued upon conversion of the Preferred Stock, and (iii) any other securities issued in respect of the Shares, or the Common Stock issued upon conversion of the Preferred Stock,


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upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted or unless the securities evidenced by such certificate shall have been registered under the Securities
Act) be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

      THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "ACT") OR ANY STATE SECURITIES LAWS. SUCH SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT. COPIES OF THE AGREEMENTS COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICE OF THE CORPORATION.

            Upon request of a holder of such a certificate, the Company shall remove the foregoing legend from the certificate or issue to such holder a new certificate therefor free of any transfer legend, if, with such request, the Company shall have received either the opinion referred to in Section 4(a) or the "no-action" letter referred to in Section 4(b) to the effect that any transfer by such holder of the securities evidenced by such certificate will not violate the Securities Act and applicable state securities laws, unless any such transfer legend may be removed pursuant to Rule 144(k), in which case no such opinion or "no-action" letter shall be required, and provided that the Company shall not be obligated to remove any such legends prior to the date of the release of the lock-up provisions set forth in Section 15 hereof following the initial public offering of the Company's Common Stock under the Securities Act.

      4. Notice of Proposed Transfers. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 4. Prior to any proposed transfer of any Restricted Securities (other than under circumstances described in Section 5, 6 or 8 hereof), the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied (except in transactions in compliance with Rule 144 promulgated under the Securities Act or for a transfer to a holder's majority owned subsidiary or an entity that directly or indirectly controls a majority of the voting securities of such holder or to such holder's spouse, ancestors, descendants or a trust for any of their benefit, or in transactions involving the distribution without consideration of Restricted Securities by a holder to any of its partners or retired partners or to the estate of any of its partners or retired partners) by either (a) a written opinion of legal counsel to the holder who shall be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act or (b) a "no-action" letter from the Commission to the effect that the distribution of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by such


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holder to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear the restrictive legend set forth in
Section 3 above, except that such certificate shall not bear such restrictive legend after the date of the Company's initial public offering under the Securities Act if the opinion of counsel or "no-action" letter referred to above expressly indicates that such legend is not required in order to establish compliance with the Act or if such legend is no longer required pursuant to Rule 144(k).

      5. Requested Registrations.

            (a) Request for Registration. If at any time during the period beginning six months after the closing of a registered public offering by the Company and ending on the fourth anniversary of the closing of such offering, the Company shall receive from Initiating Holders a written request that the Company effect a registration with respect to the Registrable Securities specified by such Initiating Holders the Company will:

                  (i) promptly give written notice of the proposed registration to all other Holders; and

                  (ii) as soon as practicable, use its diligent best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all of such Registrable Securities, together with the Registrable Securities or Rubin Securities specified by any Holder or Holders joining in such request as are specified in a written request given within 30 days after receipt of such written notice from the Company.

            The Company shall file a registration statement covering the Registrable Securities and Rubin Securities, if any, so requested to be registered as soon as practicable after receipt of the request of the Initiating Holders; provided, however, that if the Company shall furnish to such Initiating Holders a certificate signed by the representatives of the underwriters of the offering to which such registration statement relates, to the effect that market conditions are such that a delay in the filing of such registration statement is advisable (or, in the event of a non-underwritten offering, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company a delay in filing such registration statement is necessary in order to avoid a serious detriment to the Company), the Company shall have the right, exercisable on only one occasion, to defer such filing for a period of not more than 120 days after receipt of the request of the Initiating Holders; and provided further than the Company shall have no obligation to effect such registration if the Company would be required to conduct an audit of an interim financial period if the Holders do not undertake to pay the reasonable fees and expenses of the Company's auditor with respect to such audit.

            The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 5 after the Company has effected two such registrations pursuant to this Section 5 and such registrations have been declared or ordered effective by the Commission.


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            Any registration statement filed pursuant to this Section 5(a) may, subject to the provisions of Section 5(b) below, include securities of the Company being sold for the account of the Company.

            (b) Underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to
Section 5(a) and the Company shall include such information in the written notice referred to in Section 5(a)(i) above. The right of any Holder to registration pursuant to Section 5(a) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities or Rubin Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder with respect to such participation and inclusion) to the extent provided herein. A Holder may elect to include in such underwriting all or a part of the Registrable Securities and/or Rubin Securities then held.

            If the Company shall request inclusion in any registration pursuant to Section 5(a) of securities being sold for its own account, the Initiating Holders shall, on behalf of all Holders, offer to include the securities of the Company in the underwriting and may condition such offer on the Company's acceptance of the further applicable provisions of this paragraph. The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or representative of the underwriters selected for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this Section 5, if the representative of the underwriters advises the Initiating Holders in writing that marketing factors require a limitation (the "Underwriter's Limitation") on the number of shares to be underwritten, the Initiating Holders shall so advise the Company and all Holders of Registrable Securities and Rubin Securities whose securities would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities, Rubin Securities and other securities that may be included in the registration and underwriting shall be allocated in the following manner: First, the securities of the Company shall be excluded from such registration and underwriting to the extent required by such Underwriter's Limitation. If, after fully excluding the securities of the Company from such underwriting and registration, a further reduction in the number of shares to be included in such underwriting and registration is required, the number of Rubin Securities to be included in such underwriting and registration shall be reduced to the extent required by the Underwriter's Limitation; provided, however, that the number of Rubin Securities to be included in such registration and underwriting shall not be reduced to less than 12.5% of the total number of securities included in such registration or underwriting. If, after fully excluding the securities of the Company from such underwriting and registration, and reducing the number of Rubin Securities from such underwriting and registration to the full extent permitted by the preceding sentence, a further reduction in the number of shares to be included in such underwriting and registration is required, the number of shares that may be included in the registration and underwriting shall be allocated among all Holders of Registrable Securities in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by each Holder at the time of the filing of the registration statement. No Registrable Securities, Rubin Securities or any other securities excluded from the underwriting by reason of the Underwriter's Limitation shall be included in such registration. If the Company or any holder in its sole discretion disapproves of the terms of the underwriting, it may elect to withdraw therefrom by written notice to the underwriter and the Initiating Holders. The securities so withdrawn shall also be withdrawn from registration.


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            (c) Additional Demand Registration Right. In the event that General
Electric Capital Corporation ("GECC") shall not have had the opportunity to register at least 72,000 shares of Registrable Securities held by GECC pursuant to Section 5(a) or Section 6 hereof pursuant to a registration initiated within 30 days after expiration of the underwriters' "lock-up" applicable to GECC in connection with the Company's initial public stock offering, the Company shall, upon the written request of GECC, use its best efforts to effect a registration with respect to the number of Registrable Securities specified by GECC, provided that such number of Registrable Securities shall not exceed the difference between (a) 72,000 shares, and (b) the number of Registrable Securities GECC had previously had an opportunity to register pursuant to Section 5(a) or Section 6, if any.

            The Company shall have no obligation to effect a registration pursuant to this Section 5(c) if the Company would be required to conduct an audit of an interim financial period if GECC does not undertake to pay the reasonable fees and expenses of the Company's auditor with respect to such audit. The Company shall comply with the requirements of Section 7, 9 and 10 hereof with respect to any registration effected pursuant to this Section 5(c), except that the Company shall have no obligation to keep any registration statement filed pursuant to this Section 5(c) effective for a period of more than sixty (60) days.

            The Company shall not be obligated to take any action to effect more than one registration pursuant to this Section 5(c). This Section 5(c) shall expire at such time as GECC has had an opportunity to register no less than 72,000 Registrable Securities pursuant to Section 5(a), Section 6(b) or Section 8 hereof.

      6. Company Registration.

            (a) If, at any time, the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders (other than Holders of Registrable Securities or Rubin Securities) exercising their respective demand registration rights, other than (i) a registration relating solely to employee benefit plans, (ii) a registration relating solely to a Commission Rule 145 transaction involving the acquisition of a business (but not a Rule 145 Transaction designed solely to exchange restricted securities for registered securities in a manner that is the functional equivalent of registration rights), (iii) a registration pursuant to
Section 5(c) hereof, or (iv) a registration on any registration form which does not permit secondary sales, the Company will:

                  (i) promptly give to each Holder and each Founder written
            notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

                  (ii) include in such registration (and any related
            qualification under blue sky laws or other compliance), and in any underwriting involved therein, all of the Registrable Securities, Rubin Securities and Founder Securities specified in a written request or requests made by any Holder or Founder within 30 days after receipt of the written notice from the Company described in clause (i) above, except as set forth in Section 6(b) below. Such written request may specify all or a part of a Holder's Registrable Securities, Rubin Securities or Founder Securities.


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            (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders and Founders as a part of the written notice given pursuant to Section 6(a)(i). In such event the right of any Holder or holder of Founder Securities to registration pursuant to Section 6 shall be conditioned upon such Holder's or holders' of Founder Securities participation in such underwriting and the inclusion of such Holder's Registrable Securities or Rubin Securities or such Founder Securities, as the case may be, in the underwriting to the extent provided herein. All Holders and holders of Founder Securities proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company. Notwithstanding any other provision of this Section 6, if the underwriter advises the Company in writing that marketing factors require an Underwriter's Limitation on the number of shares to be underwritten, the underwriter may (subject to the allocation priority set forth below) limit the number of Registrable Securities, Rubin Securities and Founder Securities to be included in the registration and underwriting, or in the case of the Company's IPO, the underwriters may exclude all of the Registrable Securities, Rubin Securities and Founder Securities from the registration and underwriting. In such event, the Company shall so advise all holders of securities requesting registration and, if applicable, the number of shares or securities that are entitled to be included in the registration and underwriting shall be allocated in the following manner: First, the number of Founder Securities that shall be included in such registration and underwriting shall be reduced to the extent required by the Underwriter's Limitation; provided, however, that the number of Founder Securities to be included in such registration and underwriting which is not for the Company's IPO shall not be reduced to less than 5% of the total number of securities included in such registration or underwriting. The number of shares of Founder Securities that may be included in the registration and underwriting shall be allocated among all holders of Founder Securities in proportion, as nearly as practicable, to the number of shares of Founder Securities held by each holder of Founder Securities. If, after fully reducing the number of Founder Securities from such underwriting and registration to the full extent permitted by the preceding sentence, a further reduction in the number of shares to be included in such underwriting and registration is required, the number of Registrable Securities and Rubin Securities that shall be included in the registration and underwriting shall be reduced to the extent required by the Underwriter Limitation, in proportion, as nearly as practicable, to the number of shares of Rubin Securities and Registrable Securities held by each Holder; provided, however, that the number of Registrable Securities to be included in such registration and underwriting which is not for the Company's IPO shall not be reduced to less than 20% of the total number of securities included in such registration or underwriting; and provided further, that the number of Rubin Securities to be included in such registration and underwriting which is not for the Company's IPO shall not be reduced to less than 10% of the total number of securities included in such registration or underwriting. The number of shares of Registrable Securities and Rubin Securities that may be included in the registration and underwriting shall be allocated among all Holders in proportion, as nearly as practicable, to the number of shares of Rubin Securities and Registrable Securities held by each Holder. If, after reducing the number of Founder Securities, Registrable Securities and Rubin Securities to be included in such registration or underwriting to the full extent permitted in this section, a further reduction in the number of shares to be included in such underwriting and registration is required, then the number of securities of the Company that shall be included in such registration and underwriting shall be reduced to the extent required by the Underwriter's Limitation. If any Holder or holder of Founder Securities disapproves of the terms of any such underwriting, such Holder or holder of Founder Securities may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable


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
Securities, Rubin Securities, Founder Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

      7. Expenses of Registration. The Company shall bear all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement and all underwriting discounts, selling commissions and expense allowances applicable to the sale of any securities by the Company for its own account in any registration. All Selling Expenses shall be borne by the Holders and holders of Founder Securities, if any, whose securities are included in such registration pro rata on the basis of the number of their Registrable Securities, Rubin Securities or Founder Securities so registered, provided, however, that if in such registration, the Company pays any expenses included in the defined term "Selling Expenses" for other security holders, the Company will pay such expenses for the Holders.

      8. Registration on Form S-3. The Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms, and to that end the Company shall register (whether or not required by law to do so) the Common Stock under the Exchange Act in accordance with the provisions of the Exchange Act following the closing of the first registration of any securities of the Company on Form SB-2, S-1 or any comparable or successor form. After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Agreement, the Holders of Registrable Securities shall have unlimited rights to request from time to time registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Holder or Holders) provided that in each case the aggregate proceeds of such registration are expected to exceed $500,000.

      9. Registration Procedures. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each Holder and holder of Founder Securities who is entitled to registration rights hereunder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:

            (a) Except as otherwise provided herein, keep such registration effective for a period of six months or until such Holders or holder of Founder Securities, if any, have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that in the case of any registration of Registrable Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, such six month period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold;

            (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of securities covered by such registration statement;

            (c) Furnish such number of prospectuses and other documents incident thereto, including supplements and amendments, as a Holder or holder of Founder Securities may reasonably request;


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            (d) Notify each seller of Registrable Securities, Rubin Securities or Founder Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchaser of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

            (e) Cause all such Registrable Securities, Rubin Securities or Founder Securities to be listed on each securities exchange on which the same securities issued by the Company are then listed;

            (f) Provide a transfer agent and registrar for all such Registrable Securities, Rubin Securities or Founder Securities and a CUSIP number for all such Registrable Securities, Rubin Securities or Founder Securities, in each case not later than the effective date of such registration;

            (g) Make available for inspection by any seller of Registrable Securities, Rubin Securities or Founder Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney or accountant retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers and directors to supply all information reasonably requested by any such seller, underwriter, attorney or accountant in connection with such registration statement; provided, however, that such seller, underwriter, attorney or accountant shall agree to hold in confidence and trust all information so provided;

            (h) Furnish to each selling Holder and holder of Founder Securities a signed counterpart, addressed to the selling Holder or holder of Founder Securities, of

                  (i) an opinion of counsel for the Company, dated the effective date of the registration statement, and

                  (ii) "comfort" letters signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, to the extent permitted by the standards of the AICPA or other relevant authorities, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' "comfort" letters, with respect to events subsequent to the date of the financial statements) as are customarily covered in opinions of issuer's counsel and in accountants' "comfort" letters delivered to the underwriters in underwritten public offerings of securities;

            (i) Furnish to each selling Holder and holder of Founder Securities a copy of all documents filed with and all correspondence from or to the Commission in connection with any such offering other than nonsubstantive cover letters and the like;

            (j) Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act;

            (k) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 6 hereof, the Company will enter into any underwriting agreement reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains customary underwriting provisions and provided further that if the underwriter so requests the underwriting agreement will contain customary contribution provisions; and

            (l) From and after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder rights that are superior to the rights given to the holders of Registrable Securities hereunder to require the Company to initiate registration of any securities of the Company or to require the Company, upon any registration of any of its securities, to include, among the securities that the Company is then registering, securities owned by such holder, unless such agreement does not adversely affect the registration rights of the holders of Registrable Securities hereunder.

      10.   Indemnification.

            (a) The Company will indemnify each Holder and holder of Founder Securities, each of its officers, directors, agents , employees and partners, and each person controlling such Holder and holder of Founder Securities, with respect to each registration, qualification or compliance effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter, and their respective counsel against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document prepared by the Company (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder and holder of Founder Securities, each of its officers, directors, agents, employees and partners, and each person controlling such Holder and holder of Founder Securities, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses as they are reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omissions) based upon written information furnished to the Company by such Holder, holder of Founder Securities or underwriter and stated to be specifically for use therein.

            (b) Each Holder whose Registrable Securities or Rubin Securities and each holder of Founder Securities whose Founder Securities are included in any registration, qualification or compliance effected pursuant to this Agreement will indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act and the rules and regulations thereunder, each other such Holder and holder of Founder Securities and each of their officers, directors and partners, and each person controlling such Holder and holder of Founder Securities, and their respective counsel against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders and holders of Founder Securities, directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses as they are reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder or holders of Founder Securities and stated to be specifically for use therein; provided, however, that the obligations of such Holders and holders of Founder Securities hereunder shall be limited to an amount equal to the proceeds to each such Holder and holder of Founder Securities of securities sold under such registration statement, prospectus, offering circular or other document as contemplated herein.

            (c) Each party entitled to indemnification under this Section 10 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense; and provided further that if any Indemnified Party reasonably concludes that there may be one or more legal defenses available to it that are not available to the Indemnifying Party, or that such claim or litigation involves or could have an effect on matters beyond the scope of this Agreement, then the Indemnified Party may retain its own counsel at the expense of the Indemnifying Party; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless and only to the extent that such failure to give notice results in material prejudice to the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

            (d) If the indemnification provided for in this Section 10 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      11. Information by Holder. Each Holder of Registrable Securities and/or Rubin Securities and each holder of Founder Securities to be included in a registration referred to in this agreement shall furnish to the Company such information regarding such Holder and such holder of Founder Securities, the securities to be offered and sold and the intended plan of distribution of the securities by such Holder and such holder of Founder Securities as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement and shall promptly advise the Company in writing of any material changes to such information while the registration is in effect. Each Holder and holder of Founder Securities agrees that upon notice from the Company that a registration statement, prospectus, offering circular or other document is required to be revised, amended, supplemented or replaced, such Holder and holder of Founder Securities shall use its reasonable efforts to cause all copies thereof in its possession to be promptly returned to the Company (including copies thereof which are in the possession of any broker or other person acting on behalf of the Holder or holder of Founder Securities), and the Holder and holder of Founder Securities shall cease to make any public offer or sale of the registered securities until the Company shall have revised, amended, supplemented or replaced such registration statement, prospectus, offering circular or other document.

      12. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Restricted Securities to the public without registration, the Company agrees to:

            (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

            (b) Use its reasonable best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

            (c) So long as a Shareholder owns any Restricted Securities, furnish to the Shareholder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents as a Shareholder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Shareholder to sell any such securities without registration.

      13. No-Action Letter or Opinion of Counsel in Lieu of Registration. Notwithstanding anything in this Agreement to the contrary, if at any time after the closing of the initial offering to the public of the Company's Common Stock pursuant to a firm commitment registered underwriting in which the aggregate gross proceeds received by the Company exceed $10,000,000 (the "PUBLIC OFFERING") of its securities under the Securities Act the Company shall have obtained from the Commission a "no-action" letter, upon which the holders of Registrable Securities are reasonably justified in relying, in which the staff of the Commission has indicated that it will recommend that no action be taken if, without registration under the Securities Act, any Holder disposes of Registrable Securities, Rubin Securities or Founder Securities covered by any request for registration made under this Agreement in the manner in which such Holder proposes to dispose of the Registrable Securities, Rubin Securities or Founder Securities included in such request, or if in the opinion of counsel for the Company concurred in by counsel for such Holder no registration under the Securities Act is required in connection with such disposition, the Registrable Securities, Rubin Securities or Founder Securities included in such request shall not be eligible for registration under this Agreement for so long as such no action position remains available to such Holder; provided, however, with respect to any Holder who may be deemed to be an "affiliate," as that term is defined under Rule 144, if, notwithstanding the opinion of such counsel, the Holder is unable to dispose of all of the Registrable Securities, Rubin Securities or Founder Securities included in his request in the manner in which such Holder so proposes without registration, the Registrable Securities included in such request shall be eligible for registration under this Agreement.

      14. Transfer or Assignment of Registration Rights. The rights to cause the Company to register a Shareholder's securities granted by the Company under
Section 5 hereof may be transferred or assigned by a Shareholder to a transferee or assignee of any of the Restricted Securities, provided that the Company is given written notice prior to the time that such right is exercised, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and provided further that the transferee or assignee of such rights is not deemed by the Board of Directors of the Company, in its reasonable judgment, to be a competitor of the Company; and provided further that the transferee or assignee of such rights assumes in writing the obligations of a Shareholder under this Agreement.

      15. "Lock-Up" Agreement. Each Shareholder agrees, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company in connection with the Company's

Public Offering, not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Shareholder during a period of time determined by the Company and its underwriters (not to exceed 180 days) following the effective date of the registration statement of the Company filed under the Securities Act relating to such Public Offering, provided that all officers and directors of the Company who then hold Common Stock (or other securities) of the Company enter into similar agreements, and provided further that, in no event, shall a Shareholder be prohibited from transferring or selling Common Stock or other securities of the Company to an affiliate of such Shareholder.

            Such agreement shall be in writing in a form reasonably satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the Shares (or securities) subject to the foregoing restriction until the end of said period. The Company agrees that any release of shares subject to the foregoing lock-up agreement shall be made on a pro rata basis among all Shareholders based upon their percentage ownership of the outstanding shares of Common Stock of the Company.

      16. Preemptive Rights.

            (a) New Issuances. The Company hereby agrees not to issue or sell any "NEW SECURITIES" (as defined in this Section 16) in a transaction in which the Company receives any consideration other than cash without the prior written consent of holders of a majority of the outstanding Preferred Stock (voting together as a single class). The Company hereby grants to the Shareholders a right (the "PREEMPTIVE RIGHT") to purchase all or any part of their pro rata portion of any New Securities that the Company may, from time to time, propose to sell and issue for solely for cash. Such pro rata share, for purposes of this Preemptive Right, is the ratio of (x) the sum of the number of shares of Common Stock then owned by such Shareholder and the number of shares of Common Stock issuable upon the conversion of any such Preferred Stock, to (y) the sum of the total number of shares of Common Stock then outstanding and the total number of shares of Common Stock issuable upon the conversion of the total number of shares of Preferred Stock then outstanding. This Preemptive Right shall be subject to the following provisions:

                  (i) "NEW SECURITIES" shall mean any common stock or preferred stock of the Company, whether or not authorized on the date hereof, and rights, options or warrants to purchase Common Stock or preferred stock and securities of any type whatsoever that are, or may become, convertible into Common Stock or Preferred Stock; provided, however, that "NEW SECURITIES" does not include the following:

                        (A) shares of capital stock of the Company issuable upon
                  conversion or exercise of any currently outstanding securities or any New Securities issued in accordance with this agreement;

                        (B) shares or options granted to officers, directors and
                  employees of, and consultants to, the Corporation in a manner determined by the Board of Directors and in an amount not to exceed 1,962,025 shares (as adjusted for stock splits, stock dividends, recapitalizations and similar events) at any time outstanding;

                        (C) shares issuable upon exercise of options or warrants
                  to purchase shares of Series A Preferred Stock, Series B Preferred Stock and Common Stock of the Corporation issued to First USA Merchant Services, Inc., National Direct Marketing Corp., Lee H. Stein, Tawfiq N. Khoury, Jon Rubin, Nathaniel Borenstein and Marshall Rose prior to the date hereof;

                        (D) warrants to purchase up to 50,000 shares issued or
                  issuable to General Electric Capital Corporation or its affiliates, and the shares issuable upon exercise of such warrants;

                        (E) up to 2,500,000 shares, and warrants to purchase any
                  portion of such shares, issuable to First Data Corporation, VISA International Service Association or other entities in connection with marketing relationships entered into with such entities; or

                        (F) shares of Common Stock or Preferred Stock issued in
                  connection with any pro rata stock split, stock dividend or recapitalization by the Company (in which case, all numbers of shares and per share amounts referenced in this Section 16(a)(i) will be adjusted accordingly).

                  (ii) In the event that the Company proposes to undertake an issuance of New Securities for cash, it shall give each Shareholder written notice (the "NOTICE") of its intention, describing the type of New Securities, the price, and the general terms upon which the Company proposes to issue the same. Each Shareholder shall have twenty (20) business days after receipt of such notice to agree to purchase all or any portion of its pro rata share of such New Securities at the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. If any Shareholder fails to agree to purchase its full pro rata share within such twenty (20) business day period, the Company will give the Shareholders who did so agree (the "ELECTING SHAREHOLDERS") notice of the number of shares that were not subscribed for. Such notice may be by telephone if followed by written confirmation within two days. The Electing Shareholders shall have five (5) business days from the date of receipt of such notice to agree to purchase all or any portion of such Electing Shareholders pro rata portion of the New Securities not purchased in response to the Notice.

                  (iii) In the event that any New Securities subject to the
            Preemptive Right are not be purchased by the Shareholders within the twenty (20) business plus five (5) business day period specified above, the Company shall have one hundred twenty (120) days thereafter to sell (or enter into an agreement pursuant to which the sale of New Securities that had been subject to the Preemptive Right shall be closed, if at all, within sixty (60) days from the date of said agreement) the New Securities with respect to which the rights of the Shareholders were not exercised at a price and upon terms, including manner of payment, no more favorable to the purchasers thereof than specified in the Notice. In the event the Company has not sold all offered New Securities within such one hundred twenty (120) day period (or sold and issued New Securities in accordance with the foregoing within sixty (60) days from the date of such agreement) the Company shall not thereafter issue or sell any New Securities, without first offering such New Securities to the Shareholders in the manner provided above.

                  (iv) This Preemptive Right is nonassignable except to any
            transferee to whom registration rights may be transferred under this Agreement.

                  (v) This Preemptive Right shall terminate as to any
            Shareholder (or any transferee or assignee of such Shareholder) at such time as such Shareholder ceases to own any Shares or Common Stock issuable upon conversion of the Shares, and shall terminate as to all shareholders immediately prior to the closing of the IPO.

      17.   Certain Rights.

            (a) Basic Financial Information. The Company will furnish the following reports to each Shareholder (or its representative) so long as such Shareholder owns at least 75,000 shares (as adjusted for stock splits and like events) of Preferred Stock (including the Common Stock issued upon conversion of such Preferred Stock), Rubin Securities or Founder Securities:

                  (i) As soon as practicable after the end of each fiscal year of the Company, and in any event within 120 days thereafter, the consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such fiscal year, and consolidated statements of income and cash flow of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by independent public accountants of recognized national standing that are among the six largest accounting firms in the United States selected by the Company and approved by its Board of Directors.

                  (ii) As soon as practicable after the end each month in each fiscal year of the Company, and in any event within 45 days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such month, and consolidated statements of income and cash flow of the Company and its subsidiaries for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles consistently applied, subject to changes resulting from year-end audit adjustments, all in reasonable detail and certified by the principal financial or accounting officer of the Company.

                  (iii) Annually (but in any event at least 30 days prior to the commencement of each fiscal year of the Company) the yearly budget and operating plan of the Company, in such manner and form as approved by the Board of Directors of the Company, which plan shall include projected statements of income and cash flow for such fiscal year and a projected balance sheet as of the end of such fiscal year. Any material changes in such plan shall be delivered to the Shareholders as promptly as practicable after such changes have been approved by the Board of Directors of the Company.

      The provisions of this Section 17(a) shall not be in limitation of any rights that the Shareholders may have with respect to the books and records of the Company and its subsidiaries, or to inspect their properties or discuss their affairs, finances and accounts; and, in the event that the Company is unable to comply with the provisions of Section 17(a), the Board of Directors of the Company shall, by resolution duly adopted, authorize and cause a firm of independent public accountants of nationally recognized standing that is among the six largest accounting firms in the United States to prepare promptly and furnish such information to the eligible Shareholders at the Company's expense.

      From the date the Company becomes subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in lieu of the information required pursuant to this Section 17(a), Company may furnish to the Shareholders copies of its annual reports on Form 10-K, its quarterly reports on Form 10-Q, any current reports on Form 8-K and such other information or interim reports as it provides to all shareholders.

            (b) Transfers of Rights. The rights granted to the Shareholders under Section 17(a) hereof may be transferred or assigned by a Shareholder to any transferee or assignee of any Shares, Rubin Securities or Founder Securities, provided that the Company is given written notice at the time of or within a reasonable time after such transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such rights are being transferred or assigned, and provided further that the transferee or assignee holds following the transfer at least 75,000 shares (as adjusted for stock splits and like events) of Preferred Stock (including shares of Common Stock issuable upon conversion thereof), Rubin Securities or Founder Securities.

            (c) Protective Provisions. In addition to any rights of the Preferred Stock under applicable law or under the Certificate of Incorporation or Bylaws of the Company, the Company will not, and will not permit any subsidiary of the Company to take any of the following actions without the prior written consent of holders of a majority of the outstanding shares of Preferred Stock of the Company (voting together as a single class, on an as-converted to Common Stock basis): (i) make or permit any payment of a distribution with respect to, or repurchase of any shares of, the Common Stock by the Company or any entity in which the Company holds a majority equity interest (but excluding employee share repurchases upon bona fide termination by the Company of the employment of such individual at less than fair market value); (ii) enter into any transaction with an affiliate of the Company or any spouse or relative of such affiliate; (iii) effect any transfer, in one or more transactions, of a material portion of the Company's assets to any subsidiary, partnership or joint venture; (iv) permit the incurrence of indebtedness or the issuance of any security by any subsidiary; or (v) permit any issuance or other sale or disposition of the capital stock of any subsidiary.

      18. Visitation. The Company will permit each of Sybase, Inc., Unterberg Harris Interactive Media, L.P., GECC and First Data Corporation ("FDC") (or a representative of thereof), so long as such Shareholder owns at least 125,000 shares (as adjusted for stock splits and like events) of Preferred Stock

(including shares of Common Stock issued upon conversion of such Preferred Stock), during such periods as no designee of such Shareholder is a member of the Company's Board of Directors, to attend all meetings of the Board of Directors and will provide to such shareholders copies of written materials provided to all members of the Board of Directors; provided, however, that the Board of Directors shall have the right to keep confidential from such Shareholders for such period of the time as the Board of Directors deems reasonable any information and copies of written materials the Board of Directors in good faith considers to be trade secrets or to contain confidential or classified information or which the Company is required by law or agreement with a third party to keep confidential.

      19.   Sybase Inc. Rights

            (a) Subject to the obligations of the Company set forth in its Amended and Restated Articles of Incorporation (the "Restated Articles"), without the prior written consent of Sybase, Inc. ("SYBASE") the Company will not redeem, repurchase, reacquire or otherwise take any action which would result in Sybase holding at any time an amount of the Company's capital stock equal to or in excess of 20% of the total number of shares of the Company's capital stock then outstanding.

            (b) Sybase and the Company acknowledge the Company's intention to utilize the Sybase platform in connection with the business of the Company. In the event that the Company elects, in its sole discretion, not to utilize the Sybase platform in connection with the business of the Company, Sybase shall have the right to require the Company, to the extent the Shares have not theretofore been converted into shares of Common Stock, to redeem all of Sybase's Shares at a price equal to $1.76 per share plus all declared but unpaid dividends. Sybase shall exercise the foregoing right by written notice to the Company within 60 days following delivery of written notice to Sybase of the decision of the Board of Directors of the Company not to utilize the Sybase platform in connection with the business of the Company. In the event insufficient funds are legally available to redeem all Shares electing to be redeemed pursuant to this Section 19(b), the Company may (i) delegate its duty to purchase Shares pursuant to this Section 19(b) or (ii) redeem as many of the Shares as it has funds legally available and the Company's obligation to redeem Shares shall be carried over and Shares shall continue to be purchased as and when funds become legally available until all Shares entitled to be redeemed pursuant to this Section 19(b) have been redeemed.

      20.   Board of Directors

            (a) Election of Directors. For so long as this Section 20 is in effect, each of First USA, Lee H. Stein ("STEIN"), Tawfiq N. Khoury ("KHOURY") and Jon Rubin ("RUBIN"), shall have the right to nominate for election to the Company's Board of Directors one member of the Board (collectively the "DIRECTOR DESIGNEES"). In addition, if the Company does not effect an initial public offering of its Common Stock prior to December 31, 1996, GECC and FDC shall each have the right to nominate a Director Designee. The Company agrees to take all actions necessary or appropriate to present each of the Director Designees to the Shareholders for election as a director. The Shareholders agree to take all actions necessary to elect each of the Director Designees to the Board of Directors of the Company and each of them agrees to vote their shares in favor of election of the Director Designees. If a Director Designee resigns or is removed by a vote of the Company's shareholders, or if his or her Board seat is otherwise vacated for any reason, then the Shareholder represented by such Director Designee shall have the right to nominate his or her replacement, and each Shareholder agrees to vote its shares for the election of such replacement Director Designee. The provisions of this Section 21 shall be construed to constitute the granting of proxies coupled with interests.

            (b) Effectiveness and Termination of Rights. The rights of First USA, Stein, Khoury and Rubin pursuant to Section 20(a) shall terminate and be without further effect upon the earlier of (i) the closing of the IPO and (ii) as to each such Shareholder, at such time as the number of shares of the Company's capital stock beneficially held by such Shareholder and its affiliates constitute less than 8% of the Company's capital stock in the case of First USA and Messrs. Stein, Khoury and Rubin, or less than 1.5% of the Company's capital stock in the case of GECC and FDC, after giving effect to the exercise of all outstanding but unexercised options (whether or not vested), warrants or other securities exercisable for or convertible into shares of capital stock of the Company.

      21. Termination of Prior Agreements. The parties to the Prior Shareholder Rights Agreement agree that the Prior Shareholder Rights Agreement shall terminate and be superseded in its entirety by this Agreement. The parties to the Prior Shareholder Rights Agreement further waive all preemptive rights or rights of first refusal that such parties may be entitled to with respect to the issuance and sale of (a) the Series D Preferred pursuant to the Series D Preferred Stock Purchase Agreement, (b) the stock warrant issued pursuant to the Series D Preferred Stock Purchase Agreement (the "Warrant"), (c) shares of Common Stock issuable upon conversion of shares of Series D Preferred sold pursuant to the Series C Agreement, and (d) shares issuable upon exercise of the Warrant.

      22. Governing Law. This Agreement shall be governed in all respects by the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof.

      23. Entire Agreement. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

      24. Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

      25. Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon delivery to the party to be notified in person or by courier service or five days after deposit with the United States mail, by First Class mail, postage prepaid, addressed (a) if to a Shareholder, at the Shareholder's address as set forth on Exhibit A hereto, or (b) if to any other holder of any securities, at such address as such holder shall have furnished the other parties hereto in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Shares who has so furnished an address to the Company, or (c) if to the Company, to First Virtual Holdings Incorporated, 11975 El Camino Real, Suite 300, San Diego CA 92130 and addressed to the attention of the President, or at such other address as the Company shall have furnished to the Shareholders, with a copy to Richard
C. DeGolia, Esq., Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto CA 94304.

      26. Amendments or Waivers. This Agreement may not be amended, waived, discharged or terminated other than by written instrument signed by (a) holders of more than seventy-five percent (75%) of the outstanding shares of Preferred Stock of the Company (on an as-converted to Common Stock basis) and (b) holders of more than fifty percent (50%) of the then outstanding Common Stock; provided that any amendment or waiver adversely affecting holders of a series of Preferred Stock but not so affecting other series of Preferred Stock shall require the consent of holders of more than fifty percent (50%) of the then outstanding shares of the adversely affected series (in particular, the consent of holders of a majority of the Series C Preferred Stock shall be required for any amendment or waiver of Section 5(c) hereof or the right of GECC and FDC to nominate a Director Designee pursuant to Section 21 hereof). No amendment to this Agreement will be necessary in order to add an additional party as a Shareholder hereunder upon the acquisition of shares of Common Stock by such party, or a Shareholder and Holder hereunder upon acquisition of shares of Preferred Stock by such party (provided, in each case, that such Shares are issued or transferred to such party in accordance with this Agreement and the Restated Articles).

      27. Waiver of Conflict. Each party to this Agreement that has been or continues to be represented by Wilson Sonsini Goodrich & Rosati P.C., counsel to the Company, hereby acknowledges that Rule 3-310 of the Rules of Professional Conduct promulgated by the State Bar of California requires an attorney to avoid representations in which the attorney has or had a relationship with another party interested in the representation without the informed written consent of all parties affected. By executing this Agreement, each such party gives his or its informed written consent to the representation of the Company by Wilson Sonsini Goodrich & Rosati P.C. in connection with this Agreement and the transactions contemplated hereby.

      28. Counterparts. This Agreement may be executed in any number of counterparts, each of which may be executed by fewer than all of parties hereto, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                 FIRST VIRTUAL HOLDINGS
                                 INCORPORATED


                                 By:  /s/  Lee H. Stein
                                      --------------------------------------
                                      Lee H. Stein, President


                                 SHAREHOLDERS

                                 GENERAL ELECTRIC CAPITAL CORPORATION


                                 By: /s/  General Electric Capital Corporation
                                     -----------------------------------------

                                 FIRST USA MERCHANT SERVICES, INC.


                                 By:  /s/ Phil Taken
                                      --------------------------------------

                                 Title: General Counsel
                                        ------------------------------------

                                 SYBASE, INC.


                                 By: /s/ Robert Epstein
                                     ---------------------------------------



                                 UNTERBERG HARRIS INTERACTIVE MEDIA, L.P.


                                 By: /s/ Andrew J. Kessler
                                     ---------------------------------------
                                     Andrew J. Kessler

                                     Partner
                                     ---------------------------------------